UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2008

MAGNETEK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive Menomonee Falls, WI		53051
(Address of Principal Executive Offices)		(Zip Code)

(262) 783-3500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On December 15, 2008, Magnetek, Inc. (“Magnetek” or the “Company”) and Associated Bank, National Association (“Associated Bank”) entered into a first amendment (the “First Amendment to Credit Agreement”) to its Credit Agreement, dated as of November 6, 2007, between the Company and Associated Bank.

The First Amendment to Credit Agreement included amendments to, among other things, (i) extend the maturity date of the Credit Agreement to November 1, 2010; (ii) establish minimum operating profit requirements for the trailing 12 month periods ending December 31, 2009, and June 30, 2010; and (iii) establish maximum capital expenditure limits for the 12 month period ending June 30, 2010.

A copy of the First Amendment to Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01 - Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Description

10.1	First Amendment to Credit Agreement dated as of December 15, 2008, between the Company and Associated Bank, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

Date: December 18, 2008	By:	/s/ Marty J. Schwenner
Marty J. Schwenner
Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.1	First Amendment to Credit Agreement dated as of December 15, 2008, between the Company and Associated Bank, N.A.